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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     FORM 8-K



                                   CURRENT REPORT


        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) May 12, 1998




                             OMEGA ENVIRONMENTAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           Commission File Number 0-20267



                 DELAWARE                              91-1499751
    (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)



                       19805 NORTH CREEK PARKWAY, PO BOX 3005
                BOTHELL, WASHINGTON                      98041-3005
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



                                    425-486-4800
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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     (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                      REPORT)

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On May 12, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended February 28, 1998 and January 31, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       c) EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended February 28, 1998 and January 31, 1998 with related Notes to Financial Statement Information.

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                                        SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OMEGA ENVIRONMENTAL, INC.
                                                (Registrant)



                                                 /s/ Bradley S. Powell
Date:    May 12, 1998                          -------------------------------
                                                     Bradley S. Powell
                                                         Controller